Financial Results Second Quarter 2023 Exhibit 99.2

Forward-Looking Statements & Non-GAAP Financial Measures This presentation contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including statements with respect to the financial condition, results of operations, trends in lending policies and loan programs, plans and prospective business partnerships, objectives, future performance and business of the Company. Forward-looking statements are generally identifiable by the use of words such as “believe,” “continue,” “could,” “decline,” “estimate,” “expect,” “grow,” “growth,” “improve,” “increase,” “may,” “pending,” “plan,” “position,” “preliminary,” “remain,” “rising,” “should,” “slow,” “strategy,” “well-positioned,” or other similar expressions. Forward- looking statements are not a guarantee of future performance or results, are based on information available at the time the statements are made and involve known and unknown risks, uncertainties and other factors that could cause actual results to differ materially from the information in the forward-looking statements. Such statements are subject to certain risks and uncertainties including: our business and operations and the business and operations of our vendors and customers: general economic conditions, whether national or regional, and conditions in the lending markets in which we participate may have an adverse effect on the demand for our loans and other products; our credit quality and related levels of nonperforming assets and loan losses, and the value and salability of the real estate that is the collateral for our loans. Other factors that may cause such differences include: failures or breaches of or interruptions in the communications and information systems on which we rely to conduct our business; failure of our plans to grow our commercial and industrial, construction, SBA, and franchise finance loan portfolios; competition with national, regional and community financial institutions; the loss of any key members of senior management; the impacts of inflation and rising interest rates on the general economy; risks relating to the regulation of financial institutions; and other factors identified in reports we file with the U.S. Securities and Exchange Commission. All statements in this presentation, including forward-looking statements, speak only as of the date they are made, and the Company undertakes no obligation to update any statement in light of new information or future events. This presentation contains financial information determined by methods other than in accordance with U.S. generally accepted accounting principles (“GAAP”). Non-GAAP financial measures, specifically tangible common equity, tangible assets, tangible book value per common share, tangible common equity to tangible assets, total interest income – FTE, net interest income – FTE, net interest margin – FTE, adjusted noninterest income, adjusted noninterest expense, adjusted noninterest expense to average assets, adjusted income before income taxes, adjusted income tax provision (benefit), adjusted net income, adjusted diluted earnings per share, adjusted tangible common equity, adjusted tangible assets and adjusted tangible common equity to adjusted tangible assets are used by the Company’s management to measure the strength of its capital and analyze profitability, including its ability to generate earnings on tangible capital invested by its shareholders. Although management believes these non-GAAP measures are useful to investors by providing a greater understanding of its business, they should not be considered a substitute for financial measures determined in accordance with GAAP, nor are they necessarily comparable to non- GAAP performance measures that may be presented by other companies. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures are included in the table at the end of this presentation under the caption “Reconciliation of Non-GAAP Financial Measures.” 2

Second Quarter 2023 Highlights  Net income of $3.9 million  Diluted earnings per share of $0.44 3  Net interest margin of 1.53% and FTE net interest margin of 1.64%1  Pace of increase in deposit costs slowed to lowest point in past four quarters  Total deposits increased 6.4% from 1Q23  Total portfolio loan balances increased 1.1% from 1Q23  Capital position remains solid  TCE / TA of 7.07%1; CET1 ratio of 10.10%  SBA gain on sale revenue of $4.9 million  NPAs to total assets declined to 0.13%  Office CRE less than 1% of total loans  Excluding AOCI and adjusting for normalized cash balances, adjusted TCE / TA was 8.01%1  Repurchased 203,000 shares at an average price of $13.52 under authorized repurchase program 1 See Reconciliation of Non-GAAP Financial Measures in the Appendix  Total revenue of $24.0 million  Noninterest expense to average assets of 1.52%  Tangible book value per share increased 1.6% to $39.85  Yield on funded loans increased to 8.42%, up 66 bps over 1Q23, under portfolio optimization strategy  Loans to deposits ratio declined to 94.6%

Loan Portfolio Overview  Total portfolio loan balances increased 1.1% from 1Q23  Commercial loan balances increased $25.2 million, or 0.9%, compared to 1Q23  Consumer loan balances increased $16.3 million, or 2.2%, compared to 1Q23  2Q23 funded portfolio loan origination yields were up 66 bps from 1Q23 and 366 bps from 2Q22  Office exposure continues to be less than 1% of total loan balances and is limited to suburban and medical 4 Loan Portfolio Mix1 1 Percentages may not add up to 100% due to rounding 2 Includes commercial and industrial and owner-occupied commercial real estate balances Dollars in millions 2 11% 10% 10% 10% 9% 9% 16% 16% 11% 8% 7% 12%3% 9% 1% 2% 4% 4% 4% 2% 4% 11% 17% 13% 8% 22% 26% 24% 20% 21% 18% 38% 34% 34% 31% 30% 27% 2% 2% 2% 4% 6% 8% 9% 7% 6% 6% 6% 5% $2,091 $2,716 $2,964 $3,059 $2,888 $3,499 $3,647 2017 2018 2019 2020 2021 2022 2Q23 Commercial and Industrial Construction and Investor CRE Single Tenant Lease Financing Public Finance Healthcare Finance Small Business Lending Franchise Finance Residential Mortgage/HE/HELOCs Consumer 5% 27% 8% 17% 7% 4% 12% 11% 9%

$1,479.7 38% $984.2 25% $368.4 10% $249.9 7% $154.4 4% $629.9 16% Consumer Small Business Commercial Public Funds BaaS Brokered2 $119.3 3% $270.0 7% $28.2 1% $434.9 11% $797.8 21%$154.4 4% $1,366.4 35% $683.2 18% Noninterest-bearing deposits Interest-bearing demand deposits Savings accounts Money market - Consumer Money market - SMB/Commercial BaaS deposits Certificates of deposits Brokered deposits Deposit Composition 5  Total deposits increased $232.0 million, or 6.4%, from 1Q23 and are up 22.3% from 2Q22  Diversified deposit base comprised of a combination of consumer, small business, commercial and public funds  Deposit base is further diversified by product type among checking, money market/savings and CDs  Larger balance deposit retention enhanced by IntraFi’s ICS reciprocal deposit product 1 Money market – SMB/Commercial includes small business, commercial, CRE and public funds 2 Public funds includes $53.3 million of deposits that are classified as brokered for regulatory purposes 1 Deposits by Customer Type - 6/30/23 Dollars in millions Total Deposits - $3.9B as of 6/30/23 Dollars in millions Average Balance (Dollars in thousands) $44.6 $104.2 $211.0 $652.5 $65.5

Uninsured Deposit Balances 6  Estimated uninsured deposit balances represent 24% of total deposits, down from 26% in 1Q23 – Decrease driven primarily by decline in money market balances, conversions to ICS reciprocal deposits and drawdowns on construction-related noninterest-bearing balances  Uninsured balances include Indiana-based Public Funds which are insured by the Indiana Board for Depositories and neither require collateral nor are reported as “Preferred Deposits” on the Bank’s call report  Uninsured balances also include certain large balance accounts under contractual deposit agreements that only allow withdrawal under certain conditions Estimated Uninsured Deposits Public Funds Contractual Deposits Adjusted Uninsured Deposits Uninsured Deposits Waterfall – 2Q23 Dollars in millions 24% of Total Deposits 18% of Total Deposits

Liquidity and 2Q23 Deposit Update 7  Cash and unused borrowing capacity totaled $1.2 billion at quarter end – Cash balances up over $160 million since 1Q23 – Currently represents 127% of total uninsured deposits and 174% of adjusted uninsured deposits  CD production and growth in BaaS deposits drove increased balance sheet liquidity  Strong deposit growth combined with modest total loan growth lowered the loans to deposits ratio to 94.6% 1 Money market – SMB/Commercial includes small business, commercial, CRE and public funds Cost of Funds by Deposit TypeTotal Deposits – Recent Activity Dollars in millions 5% 4% 3%9% 8% 7%1% 1% 1% 15% 13% 11% 26% 22% 21% 1% 2% 4% 43% 50% 53% 12/31/22 3/31/23 6/30/23 Noninterst-bearing deposits Interest-bearing demand deposits Savings accounts Money market - Consumer Money market - SMB/Commercial BaaS deposits Certificates and brokered deposits 1 $3,441.2 $3,622.3 $3,854.3 2Q23 1Q23 4Q22 Interest-bearing demand deposits 1.68% 1.09% 0.76% Savings accounts 0.86% 0.86% 0.86% Money market accounts 3.88% 3.62% 2.89% BaaS – brokered deposits 4.03% 3.80% 1.13% Certificates of deposits 3.84% 3.12% 2.04% Brokered deposits 4.47% 3.93% 3.22% Total interest-bearing deposits 3.75% 3.24% 2.45%

Net Interest Income and Net Interest Margin  Net interest income on a GAAP and FTE basis were down 7.3% and 7.0%, respectively, from 1Q23  Improved loan mix and higher origination yields were offset by higher funding costs  Total loan portfolio yield impacted by loan beta lag effect on fixed rate portfolios  Pace of increase in deposit costs slowest in past four quarters 8 1 See Reconciliation of Non-GAAP Financial Measures in the Appendix Yield on Loans and Cost of Interest-Bearing Deposits Net Interest Margin – GAAP and FTE1 4.31% 4.33% 4.72% 4.96% 5.15% 0.85% 1.41% 2.45% 3.24% 3.75% 2Q22 3Q22 4Q22 1Q23 2Q23 Yield on loans Cost of interest-bearing deposits $25.7 $24.0 $21.7 $19.6 $18.1 $27.1 $25.3 $23.1 $21.0 $19.5 2Q22 3Q22 4Q22 1Q23 2Q23 GAAP FTE 2.60% 2.40% 2.09% 1.76% 1.53% 2.74% 2.53% 2.22% 1.89% 1.64% 2Q22 3Q22 4Q22 1Q23 2Q23 GAAP FTE Net Interest Income – GAAP and FTE1 Dollars in millions

Net Interest Margin Drivers 9 1 See Reconciliation of Non-GAAP Financial Measures in the Appendix 2 Impact of loans affected by day count for 1Q23 and 2Q23 rollforward Net Interest Margin – FTE1 Linked-Quarter Change Monthly Rate Paid on Int. Bearing Deposits vs. Fed Funds  Linked-quarter FTE NIM decreased 25 bps, due primarily to higher deposit costs, partially offset by higher earning asset yields – Weighted average yield of 8.42% on funded portfolio originations during 2Q23, up 66 bps over 1Q23 – Other earning assets and securities yields increased 49 and 7 bps, respectively, from 1Q23  Deposit costs increased 51 bps from 1Q23 to 3.75% for 2Q23 – Strong deposit growth outpaced modest loan growth to provide greater liquidity – Carrying higher cash balances estimated to have negatively impacted NIM and FTE NIM by 6 - 7 bps +21 bps - 2 bps - 46 bps 1.89% 1.64% +2 bps 1.14% 1.41% 1.70% 2.10% 2.50% 2.75% 3.06% 3.26% 3.39% 3.59% 3.79% 3.85% 2.32% 2.33% 3.08% 3.08% 3.83% 4.33% 4.33% 4.58% 4.83% 4.83% 5.08% 5.08% Jul-22 Aug-22 Sep-22 Oct-22 Nov-22 Dec-22 Jan-23 Feb-23 Mar-23 Apr-23 May-23 Jun-23 Int. Bearing Deposits Fed Funds Effective 2

Noninterest Income 10 Dollars in millions Noninterest Income by Type Dollars in millions Noninterest Income by Quarter  Noninterest income of $5.9 million, compared to $5.4 million in 1Q23  Gain on sale of loans of $4.9 million, up 19.9% compared to $4.1 million in 1Q23 – SBA loan sale volume increased 15.8% compared to 1Q23 – Net gain on sale premiums continued to improve, up 40 bps over 1Q23 $0.2 $0.5 $4.9 $0.3 Service charges and fees Net loan servicing revenue Gain on sale of loans Other $4.3 $4.3 $5.8 $5.4 $5.9 2Q22 3Q22 4Q22 1Q23 2Q23

# Noninterest Expense

- Noninterest expense of $18.7 million, compared with $21.0 million in 1Q23
- Excluding mortgage operations and exit costs recognized in 1Q23, noninterest expense was up $0.8 million in 2Q23
  - Salaries and employee benefits expense reflects higher SBA incentive compensation in line with increased originations
  - Decline in loan expenses driven by lower third-party loan servicing fees
  - Deposit insurance increased due to balance sheet growth and composition
- Lower noninterest expense to average assets reflects the cost savings from exiting the mortgage business

## Noninterest Expense by Quarter

*Dollars in millions*



Core
Non-core items
$18.0 1
$17.1
$18.0 2
$17.9
$18.5
$21.0 3
$17.9
$18.7
2Q22
3Q22
4Q22
1Q23
2Q23

## Noninterest Expense to Average Assets



Core
Non-core items
1.76% 1
1.67%
1.74% 2
1.73%
1.72%
1.83% 3
1.56%
1.52%
2Q22
3Q22
4Q22
1Q23
2Q23

1 2Q22 noninterest expense includes a $0.5 million discretionary inflation bonus, $0.3 million of accelerated equity compensation and $0.1 million of acquisition-related expenses; see Reconciliation of Non-GAAP Financial Measures in the Appendix
2 3Q22 noninterest expense includes a $0.1 million write-down of software; see Reconciliation of Non-GAAP Financial Measures in the Appendix
3 1Q23 noninterest expense includes $3.1 million of mortgage operations and exit costs; see Reconciliation of Non-GAAP Financial Measures in the Appendix

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Asset Quality  Allowance for credit losses to total loans of 0.99% in 2Q23, down 3 bps from 1Q23  Quarterly provision for credit losses was $1.7 million, compared to $9.4 million in 1Q23  Net charge-offs to average loans of 0.17%, compared to 0.82% in 1Q23  Nonperforming loans decreased $3.0 million from 1Q23  Delinquencies 30 days or more past due of 0.09%, compared to 0.13% in 1Q23 12 0.15% 0.18% 0.22% 0.26% 0.17% 2Q22 3Q22 4Q22 1Q23 2Q23 0.11% 0.14% 0.17% 0.20% 0.13% 2Q22 3Q22 4Q22 1Q23 2Q23 NPLs to Total Loans NPAs to Total Assets Net Charge-Offs to Avg. Loans 0.04% 0.02% 0.03% 0.82% 0.17% 2Q22 3Q22 4Q22 1Q23 2Q23

Capital  Tangible common equity to tangible assets decreased 37 bps to 7.07%1 from 1Q23 – Impacted by deposit growth and increase in cash balances  Tangible book value per share of $39.85, up from $39.23 in 1Q231  Repurchased 203,000 shares at an average price per share of $13.52 during 2Q23  Since 4Q21, 1,267,144 shares have been purchased at an average price per share of $30.72 13 1 See Reconciliation of Non-GAAP Financial Measures in the Appendix 2 Regulatory capital ratios are preliminary pending filing of the Company’s and Bank’s regulatory reports Company Bank Total shareholders' equity to assets 7.16% 8.86% Tangible common equity to tangible assets1 7.07% 8.77% Tier 1 leverage ratio 7.63% 9.35% Common equity tier 1 capital ratio 10.10% 12.39% Tier 1 capital ratio 10.10% 12.39% Total risk-based capital ratio 13.87% 13.37% $26.09 $27.93 $30.82 $33.29 $38.51 $39.74 $39.85 2017 2018 2019 2020 2021 2022 2Q23 Tangible Book Value Per Share1 Regulatory Capital Ratios – June 30, 20232

Pro Forma Capital Impact of Unrealized Securities Losses  Limited deployment of excess liquidity into the securities portfolio during the low-rate environment in 2020 and 2021  Over 62% of securities are classified as available-for-sale and reported on the balance sheet at market value  Capital ratios at both the holding company and bank, adjusted for all unrealized securities losses, remain well above regulatory minimum requirements  Total after-tax unrealized securities losses represent 15.1% of tangible equity 14 10.96% 8.68% 7.00% 12.39% 10.10% Minimum Capital Required First Internet Bank First Internet Bancorp 11.94% 12.44% 10.50% 13.37% 13.87% Minimum Capital Required First Internet Bank First Internet Bancorp Basel III Reported Adjusted 1 Regulatory capital ratios are preliminary pending filing of the Company’s and Bank’s regulatory reports 2 Adjusted for unrealized losses, after tax Common Equity Tier 1 Capital Ratios 1 Total Capital Ratios 1 Tangible Common Equity / Tangible Assets As of 6/30/23 As of 6/30/23 As of 6/30/23 8.42% 6.71% 8.77% 7.07% First Internet Bank First Internet Bancorp 2

Small Business Lending  $170.6 million in balances as of June 30, 2023  Nationwide platform providing growth capital to entrepreneurs and small business owners  Top 30 Small Business Administration 7(a) lender for the SBA’s 2022 fiscal year; currently top 10 lender for SBA’s 2023 fiscal year  Originations year-to-date 2023 up 216% over year-to-date June 30, 2022 1315 1 Excludes PPP loans Managed SBA 7(a) Loans1 Portfolio Mix by State Portfolio Mix by Major Industry 14% 14% 11% 11%9% 8% 33% TX MI FL CA IL IN Other 22% 16% 14% 14% 10% 24% Retail Trade Services Accommodation and Food Services Manufacturing Construction Other

Franchise Finance  $390.5 million in balances as of June 30, 2023  Focused on providing growth financing to franchisees in a variety of industry segments  Strong historical credit performance to date  Average loan size of $0.9 million 16 Portfolio Mix by Borrower Use Portfolio Mix by State Portfolio Mix by Brand 131 18% 17% 16%14% 10% 5% 20% Limited-Service Restaurants Indoor Recreation Beauty Salons Full-Service Restaurants Fitness and Recreational Sports Centers Other Personal Care Services Other 16% 13% 7% 5%4% 4% 4% 47% TX CA MI FL NC KY GA Other 12% 12% 9% 6% 4% 4% 53% Scooter's Coffee Urban Air Adventure Park My Salon Suite Goldfish Swim School F45 Training Palm Beach Tan Other

Construction and Investor Commercial Real Estate  $330.0 million in combined balances as of June 30, 2023  Average current loan balance of $5.5 million for investor CRE  Average commitment sizes for construction – Commercial construction/development: $17.2 million – Residential construction/development: $2.0 million 17 Portfolio by Loan Type Portfolio Mix by State Portfolio Mix by Major Industry  Unfunded commitments as of June 30th, 2023, up from 1Q23 – Commercial construction/development: $373.2 million – Residential construction/development: $77.0 million  Minimal office exposure; 4.0% of combined balances consisting of suburban and medical office space 45% 40% 15% Commercial Construction/ Development Investor Commercial Real Estate Residential Construction/ Development 81% 11% 4% 3% 1% IN AZ OH KY CA 29% 24% 18% 9% 6% 4% 3% 3% 2% 2% Multifamily/Mixed Use Industrial Warehouse Hospitality Residential Land Development Senior Living Residential Construction Commercial Land Suburban & Medical Office Other Retail

Single Tenant Lease Financing  $947.5 million in balances as of June 30, 2023  Long-term financing of single tenant properties occupied by historically strong national and regional tenants  Weighted-average portfolio LTV of 47%  Average loan size of $1.3 million 18 Portfolio Mix by Major Vertical Portfolio Mix by Major Tenant Portfolio Mix by Geography  Strong historical credit performance  No delinquencies in this portfolio  Minimal office exposure; 1.3% of loan balances consisting of medical office space 27% 23% 18% 12% 6% 5% 5% 4% Quick Service Restaurants Auto Parts/ Repair/Car Wash Full Service Restaurants Convenience/Fuel Pharmacies Dollar Stores Specialty Retailers Other 6% 6% 5% 5% 4% 4% 3% 3% 3% 2% 59% Tidal Wave Burger King Wendy's Caliber Collision Red Lobster Dollar General ICWG Bob Evans Walgreens CVS Other 10% 24% 22% 39% 5%

4%2% 5% 5% 23% 7% 6% 2%1% 1% 3% 41% AAA/Aaa AA+/Aa1 AA/Aa2 AA-/Aa3 A+/A1 A/A2 A-/A3 BBB+/Baa1 BBB/Baa2 BB+/Ba1 BB/Ba2 Non-Rated 34% 14% 13% 10% 6% 6% 3% 2% 2% 2% 8% General Obligation Essential use equipment loans Lease rental revenue Utilities Revenue Public higher ed facilities - Revenue Tax Incremental Financing (TIF) districts Sales tax, food and bev tax, hotel tax Income Tax supported loans Short term cash flow fin (BAN) - G.O. Municipally owned health care facilities Other 59% 6% 5% 4% 4% 3% 3% 2% 14% IN OK IA OH MO MI GA MS Other Public Finance  $575.5 million in balances as of June 30, 2023  Provides a range of credit solutions for government and not-for-profit entities  Borrowers’ needs include short-term financing, debt refinancing, infrastructure improvements, economic development and equipment financing 19  No delinquencies or losses since inception Portfolio Mix by Repayment Source Borrower Mix by Credit Rating Portfolio Mix by State

Healthcare Finance  $245.1 million in balances as of June 30, 2023  Average loan size of $483,000  No delinquencies in this portfolio 20 Portfolio Mix by Borrower Use Portfolio Mix by Borrower Portfolio Mix by State 20 76% 18% 5% 1% Practice Refi or Acquisition Owner Occupied CRE Project Equipment and Other 87% 9% 4% Dentists Veterinarians Other 31% 12% 6% 4% 4% 3% 3% 37% CA TX FL NY AZ WA IL Other

C&I and Owner-Occupied Commercial Real Estate  $172.0 million in combined balances as of June 30, 2023  Current C&I LOC utilization of 43%  Average loan sizes  C&I: $708,000  Owner-occupied CRE: $831,000 21 Portfolio by Loan Type Portfolio Mix by State Portfolio Mix by Major Industry 21 48% 35% 17% C&I - Term Loans Owner Occupied CRE C&I - Lines of Credit 38% 29% 6% 6% 4% 17% IN AZ KS IL NY Other 26% 21% 20% 14% 12% 7% Other Construction Services Manufacturing Real Estate and Rental and Leasing Health Care and Social Assistance  Minimal office exposure; 2.0% of combined loan balances consisting of suburban office space

Residential Mortgage  $420.5 million in balances as of June 30, 2023 (includes home equity balances)  Historically direct-to-consumer originations centrally located at corporate headquarters  Focused on high quality borrowers – Average loan size of $203,000 – Average credit score at origination of 743 – Average LTV at origination of 80%  Strong historical credit performance 22 Concentration by State Concentration by Loan TypeNational Portfolio with Midwest Concentration 16% 3% 71% 5% 5% 22 69% 12% 2% 2% 2% 13% Indiana California Florida Texas New York All other states 89% 6% 4% 1% Single Family Residential SFR Construction to Permanent Home Equity – LOC Home Equity – Closed End

23% 21% 17% 29% 10% Specialty Consumer  $352.1 million in balances as of June 30, 2023  Direct-to-consumer and nationwide dealer network originations  Focused on high quality borrowers – Average credit score at origination of 778 – Average loan size of $24,000  Strong historical credit performance Concentration by State Concentration by Loan TypeGeographically Diverse Portfolio 231 14% 11% 6% 4% 4% 61% Texas California Florida North Carolina Arizona All other states 51% 38% 11% Trailers Recreational Vehicles Other Consumer

24 Appendix

# Loan Portfolio Composition

| *Dollars in thousands* | 2020 | 2021 | 2022 | 1Q23 | 2Q23 |
|---|---|---|---|---|---|
| **Commercial loans** | | | | | |
| Commercial and industrial | $ 75,387 | $ 96,008 | $ 126,108 | $ 113,198 | $ 112,423 |
| Owner-occupied commercial real estate | 89,785 | 66,732 | 61,836 | 59,643 | 59,564 |
| Investor commercial real estate | 13,902 | 28,019 | 93,121 | 142,174 | 137,504 |
| Construction | 110,385 | 136,619 | 181,966 | 158,147 | 192,453 |
| Single tenant lease financing | 950,172 | 865,854 | 939,240 | 952,533 | 947,466 |
| Public finance | 622,257 | 592,665 | 621,032 | 604,898 | 575,541 |
| Healthcare finance | 528,154 | 387,852 | 272,461 | 256,670 | 245,072 |
| Small business lending | 125,589 | 108,666 | 123,750 | 136,382 | 170,550 |
| Franchise finance | - | 81,448 | 299,835 | 382,161 | 390,479 |
| Total commercial loans | 2,515,631 | 2,363,863 | 2,719,349 | 2,805,806 | 2,831,052 |
| **Consumer loans** | | | | | |
| Residential mortgage | 186,787 | 186,770 | 383,948 | 392,062 | 396,154 |
| Home equity | 19,857 | 17,665 | 24,712 | 26,160 | 24,375 |
| Trailers | 144,493 | 146,267 | 167,326 | 172,640 | 178,035 |
| Recreational vehicles | 94,405 | 90,654 | 121,808 | 128,307 | 133,283 |
| Other consumer loans | 36,794 | 28,557 | 35,464 | 37,186 | 40,806 |
| Total consumer loans | 482,336 | 469,913 | 733,258 | 756,355 | 772,653 |
| Net def. loan fees, prem., disc. and other [1] | 61,264 | 53,886 | 46,794 | 45,081 | 43,127 |
| **Total loans** | **$ 3,059,231** | **$ 2,887,662** | **$ 3,499,401** | **$ 3,607,242** | **$ 3,646,832** |

1 Includes carrying value adjustments of $30.5 million, $31.5 million, $32.5 million, $37.5 million and $42.7 million related to terminated interest rate swaps associated with public finance loans as of June 30, 2023, March 31, 2023, December 31, 2022, December 31, 2021 and December 31, 2020, respectively.

FIRST INTERNET BANCORP

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Reconciliation of Non-GAAP Financial Measures 26 Dollars in thousands, except for per share data 2016 2017 2018 2019 2020 2021 2022 2Q23 Total equity - GAAP $153,942 $224,127 $288,735 $304,913 $330,944 $380,338 $364,974 $354,332 Adjustments: Goodwill (4,687) (4,687) (4,687) (4,687) (4,687) (4,687) (4,687) (4,687) Tangible common equity $149,255 $219,440 $284,048 $300,226 $326,257 $375,651 $360,287 $349,645 Common shares outstanding 6,478,050 8,411,077 10,170,778 9,741,800 9,800,569 9,754,455 9,065,883 8,774,507 Book value per common share $23.76 $26.65 $28.39 $31.30 $33.77 $38.99 $40.26 $40.38 Effect of goodwill (0.72) (0.56) (0.46) (0.48) (0.48) (0.48) (0.52) (0.53) Tangible book value per common share $23.04 $26.09 $27.93 $30.82 $33.29 $38.51 $39.74 $39.85

# Reconciliation of Non-GAAP Financial Measures

| *Dollars in thousands, except for per share data* | 2Q22 | 3Q22 | 4Q22 | 1Q23 | 2Q23 |
|---|---|---|---|---|---|
| **Total equity - GAAP** | $365,332 | $360,857 | $364,974 | $355,572 | $354,332 |
| **Adjustments:** | | | | | |
| **Goodwill** | (4,687) | (4,687) | (4,687) | (4,687) | (4,687) |
| **Tangible common equity** | $360,645 | $356,170 | $360,287 | $350,885 | $349,645 |
| **Total assets - GAAP** | $4,099,806 | $4,264,424 | $4,543,104 | $4,721,319 | $4,947,049 |
| **Adjustments:** | | | | | |
| **Goodwill** | (4,687) | (4,687) | (4,687) | (4,687) | (4,687) |
| **Tangible assets** | $4,095,119 | $4,259,737 | $4,538,417 | $4,716,632 | $4,942,362 |
| **Common shares outstanding** | 9,404,000 | 9,290,885 | 9,065,883 | 8,943,477 | 8,774,507 |
| **Book value per common share** | $38.85 | $38.84 | $40.26 | $39.76 | $40.38 |
| **Effect of goodwill** | (0.50) | (0.50) | (0.52) | (0.53) | (0.53) |
| **Tangible book value per common share** | $38.35 | $38.34 | $39.74 | $39.23 | $39.85 |
| **Total shareholders' equity to assets** | 8.91% | 8.46% | 8.03% | 7.53% | 7.16% |
| **Effect of goodwill** | (0.10%) | (0.10%) | (0.09%) | (0.09%) | (0.09%) |
| **Tangible common equity to tangible assets** | 8.81% | 8.36% | 7.94% | 7.44% | 7.07% |
| **Total interest income** | $36,106 | $39,099 | $45,669 | $52,033 | $58,122 |
| **Adjustments:** | | | | | |
| **Fully-taxable equivalent adjustments** [1] | 1,377 | 1,280 | 1,384 | 1,383 | 1,347 |
| **Total interest income - FTE** | $37,483 | $40,379 | $47,053 | $53,416 | $59,469 |
| **Net interest income** | $25,680 | $23,994 | $21,669 | $19,574 | $18,145 |
| **Adjustments:** | | | | | |
| **Fully-taxable equivalent adjustments** [1] | 1,377 | 1,280 | 1,384 | 1,383 | 1,347 |
| **Net interest income - FTE** | $27,057 | $25,274 | $23,053 | $20,957 | $19,492 |
| **Net interest margin** | 2.60% | 2.40% | 2.09% | 1.76% | 1.53% |
| **Adjustments:** | | | | | |
| **Effect of fully-taxable equivalent adjustments** [1] | 0.14% | 0.13% | 0.13% | 0.13% | 0.11% |
| **Net interest margin - FTE** | 2.74% | 2.53% | 2.22% | 1.89% | 1.64% |

1 Assuming a 21% tax rate

First Internet Bancorp

27

Reconciliation of Non-GAAP Financial Measures 28 Dollars in thousands 2Q22 3Q22 4Q22 1Q23 2Q23 Noninterest income $6,820 $4,314 $5,807 $5,446 $5,871 Adjustments: Mortgage-related revenue - - - (65) - Adjusted noninterest income $6,820 $4,314 $5,807 $5,381 $5,871 Noninterest expense $17,985 $17,995 $18,513 $20,954 $18,670 Adjustments: Acquisition-related expenses (103) - - - - Write-down of software - (125) - - - Discretionary inflation bonus (531) - - - - Accelerated equity compensation (289) - - - - Mortgage-related costs - - - (3,052) - Adjusted noninterest expense $17,062 $17,870 $18,513 $17,902 $18,670 Noninterest expense to average assets 1.76% 1.74% 1.72% 1.83% 1.52% Effect of acquisition-related expenses (0.01%) 0.00% 0.00% 0.00% 0.00% Effect of write-down of software 0.00% (0.01%) 0.00% 0.00% 0.00% Effect of discretionary inflation bonus (0.05%) 0.00% 0.00% 0.00% 0.00% Effect of accelerated equity compensation -0.03% 0.00% 0.00% 0.00% 0.00% Effect of mortgage-related costs 0.00% 0.00% 0.00% (0.27%) 0.00% Adjusted noninterest expense to average assets 1.67% 1.73% 1.72% 1.56% 1.52%

Reconciliation of Non-GAAP Financial Measures 29 1 Assuming a 21% tax rate Dollars in thousands 2Q22 3Q22 4Q22 1Q23 2Q23 Income (loss) before income taxes - GAAP 10,824$ 9,423$ 6,854$ (5,349)$ 3,648$ Adjustments: Mortgage-related revenue - - - (65) - Mortgage-related costs - - - 3,052 - Acquisition-related expenses 103 - - - - Effect of write-down of software - 125 - - - Discretionary inflation bonus 531 - - - - Accelerated equity compensation 289 - - - - Partial charge-off of C&I participation loan - - - 6,914 - Adjusted income before income taxes $11,747 $9,548 $6,854 $4,552 $3,648 Income tax provision (benefit) - GAAP 1,279$ 987$ 503$ (2,332)$ (234)$ Adjustments:1 Mortgage-related revenue - - - (14) - Mortgage-related costs - - - 641 - Acquisition-related expenses 21 - - - - Write-down of software - 26 - - - Discretionary inflation bonus 112 - - - - Accelerated equity compensation 61 - - - - Partial charge-off of C&I participation loan - - - 1,452 - Adjusted income tax provision (benefit) 1,473$ 1,013$ 503$ (253)$ (234)$

Reconciliation of Non-GAAP Financial Measures 30 Dollars in thousands, except for per share data 2Q22 3Q22 4Q22 1Q23 2Q23 Net income (loss) - GAAP $9,545 $8,436 $6,351 (3,017)$ 3,882$ Adjustments: Mortgage-related revenue - - - (51) - Mortgage-related costs - - - 2,411 - Acquisition-related expenses 82 - - - - Write-down of software - (26) - - - Discretionary inflation bonus 419 - - - - Accelerated equity compensation 228 - - - - Partial charge-off of C&I participation loan - - - 5,462 - Adjusted net income $10,274 $8,410 $6,351 $4,805 $3,882 Diluted average common shares outstanding 9,658,689 9,525,855 9,343,533 9,024,072 8,908,180 Diluted earnings (loss) per share - GAAP 0.99$ 0.89$ 0.68$ (0.33)$ 0.44$ Adjustments: Effect of mortgage-related revenue - - - (0.01) - Effect of mortgage-related costs - - - 0.27 - Effect of acquisition-related expenses 0.01 - - - - Effect of write-down of software - 0.01 - - - Effect of discretionary inflation bonus 0.04 - - - - Effect of accelerated equity compensation 0.02 - - - - Effect of partial charge-off of C&I participation loan - - - 0.60 - Adjusted diluted earnings per share $1.06 $0.90 $0.68 $0.53 $0.44

Reconciliation of Non-GAAP Financial Measures 31 Dollars in thousands 2Q23 Tangible common equity $349,645 Adjustments: Accumulated other comprehensive loss 33,186 Adjusted tangible common equity $382,831 Tangible assets $4,942,362 Adjustments: Cash in excess of $300 million (165,631) Adjusted tangible assets $4,776,731 Adjusted tangible common equity $382,831 Adjusted tangible assets $4,776,731 Adjusted tangible common equity to adjusted tangible assets 8.01%